LETTER TO THE SHAREHOLDERS OF THE J.P. MORGAN TAX AWARE DISCIPLINED EQUITY FUND

May 23, 1998

Dear Shareholder:

J.P. Morgan Tax Aware Disciplined Equity Fund seeks to outperform the S&P 500 Index on an AFTER-TAX basis with comparable levels of investment risk. The fund uses a proprietary tax-aware model that recommends tax-efficient trades in an attempt to minimize capital gains distributions. The portfolio management team selects stocks from Morgan's research universe of U.S. large- and medium-cap stocks, avoiding stocks that Morgan research identifies as overvalued. From the fund's inception on January 30, 1997, through April 30 of this year, it has accomplished its goal.

We are pleased to report that the fund provided a solid absolute return of 23.18% for the six months ended April 30, 1998. This performance is ahead of the 22.49% return for the S&P 500 Index, and well ahead of the 17.38% return posted by the fund's competitors in the Lipper Growth & Income Fund Average.

The fund's net asset value increased from $12.08 per share on October 31, 1997,to $14.76 per share on April 30, 1998. A distribution was made during the reporting period of approximately $0.10 per share from ordinary income. There were no distributions from short- or long-term capital gains. The fund's net assets stood at approximately $67.2 million at the end of the period under review.

The report that follows includes an interview with Robin B. Chance, a member of the fund's portfolio management team. This interview is designed to answer commonly asked questions about the fund, elaborate on what happened during the reporting period, and reiterate the fund's investment strategy.

As chairman and president of Asset Management Services, we appreciate your investment in the fund. If you have any comments or questions, please call your Morgan representative or J.P. Morgan Funds Services at (800) 766-7722.

Sincerely yours,


/s/ Ramon de Oliveira                /s/ Keith M. Schappert

Ramon de Oliveira                         Keith M. Schappert
Chairman of Asset Management Services     President of Asset Management Services
J.P. Morgan & Co. Incorporated            J.P. Morgan & Co. Incorporated

--------------------------------------------------------------------------------
TABLE OF CONTENTS
LETTER TO THE SHAREHOLDERS . . .   1    FUND FACTS AND HIGHLIGHTS. . . . . . 6

FUND PERFORMANCE . . . . . . . .   2    FINANCIAL STATEMENTS . . . . . . . . 8

PORTFOLIO MANAGER Q&A. . . . . .   3
--------------------------------------------------------------------------------

FUND PERFORMANCE

EXAMINING PERFORMANCE
One way to look at performance is to review a fund's average annual total return. This figure takes the fund's actual (or cumulative) return and shows what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically one, five, or ten years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.



PERFORMANCE                                      TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURNS
                                                ------------------------      ------------------------------
                                                 THREE          SIX            ONE            SINCE
AS OF APRIL 30, 1998                             MONTHS         MONTHS         YEAR           INCEPTION*
------------------------------------------------------------------------      ------------------------------
J.P. Morgan Institutional Tax Aware
  Disciplined Equity Fund                        14.57%         23.18%         45.17%         37.32%

S&P 500 Index                                    13.84%         22.49%         41.07%         34.42%

Lipper Growth & Income Fund Average              12.37%         17.38%         36.12%         28.38%

AS OF MARCH 31, 1998
------------------------------------------------------------------------      ------------------------------
J.P. Morgan Institutional Tax Aware
  Disciplined Equity Fund                        14.30%         17.10%         51.49%         38.55%

S&P 500 Index                                    13.95%         17.22%         48.00%         36.08%

Lipper Growth & Income Fund Average              11.62%         12.49%         40.15%         30.00%






*THE FUND COMMENCED OPERATIONS ON JANUARY 30, 1997, AND HAS PROVIDED AN AVERAGE ANNUAL TOTAL RETURN OF 37.55% FROM THAT DATE THROUGH APRIL 30, 1998. FOR THE PURPOSE OF COMPARISON, THE "SINCE INCEPTION" RETURNS ARE CALCULATED FROM JANUARY 31, 1997, THE FIRST DATE WHEN DATA FOR THE FUND'S BENCHMARK AND ITS LIPPER CATEGORY AVERAGE WERE AVAILABLE.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. FUND RETURNS ARE NET OF FEES, ASSUME THE REINVESTMENT OF FUND DISTRIBUTIONS, AND REFLECT THE REIMBURSEMENT OF FUND EXPENSES AS DESCRIBED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN SUBSIDIZED, RETURNS WOULD HAVE BEEN LOWER. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA.

PORTFOLIO MANAGER Q&A

[PHOTO]

Following is an interview with ROBIN B. CHANCE, who is a member of the portfolio management team for the J.P. Morgan Tax Aware Disciplined Equity Fund. A Chartered Financial Analyst who is also an 11-year veteran of Morgan, Robin developed the systems used to rebalance the firm's structured equity portfolios. Robin is a graduate of the University of Pennsylvania's Management and Technology Program. She earned her MBA from New York University's Stern School of Business. This interview was conducted on May 14, 1998, and reflects Robin's views on that date.

HOW DID MARKET EVENTS AFFECT THE PORTFOLIO DURING THE SIX MONTHS UNDER REVIEW?

RBC: The portfolio earned high absolute returns as the U.S. stock market continued to rally. Strong economic growth and low inflation helped stocks reach several record highs. We also witnessed a return to historical levels of price volatility, sparked by the monetary crisis in Asia.

The "Nifty Fifty," the 50 largest companies within the S&P 500 Index, have outperformed the rest of the U.S. equity market for some time now. In the turmoil of 1997's fourth quarter, nervous investors flocked to the perceived safety of these stocks, giving the Nifty Fifty another boost. Although we viewed some of these companies as overvalued, we held small positions in the large names in an effort to reduce the portfolio's volatility. General Electric, for example, represents 3.2% of the S&P 500. We held its weight to a more cautious 2.1% of the portfolio's assets. This strategy paid off as we outperformed the S&P 500 for the six months.

WHAT EFFECT DID STOCK SELECTION HAVE ON THE PORTFOLIO DURING THE PERIOD?

RBC: The portfolio's outperformance over the past six months can be attributed solely to specific stock selection. The portfolio is designed to earn excess return from stock selection -- not from sector bets or style/theme investing. This means that we keep our industry group weightings close to those of our benchmark. We also remain fully invested in stocks, rather than trying to time the markets.

We focus exclusively on stock selection because we believe that J.P. Morgan has an information advantage. This advantage springs from the fact that we do all of our own research. Our global network of equity analysts conducts fundamental research on more than 500 large-cap U.S. stocks. The analysts determine the relative value of each stock within the stock's industry group, or sector. We use our in-house research to help us construct a portfolio that deviates from the benchmark only in areas where we believe we have information that the Wall Street consensus may have overlooked.

Many investors would be surprised at how returns can vary from one sector to another. For example, the consumer goods and services group was the best-performing sector for the period. These stocks earned a return of 31.2%. The worst-performing sector was basic industries, which returned only 2.8%. A decision to overweight or underweight one of these sectors would have had a substantial impact on the fund's returns.

WHAT ARE SOME OF THE BENEFITS OF TAX-AWARE INVESTING?

RBC: Three years of extraordinary gains in the U.S. equity market led to record mutual fund distributions in 1997. When a fund sells a security which has appreciated in price, it recognizes a capital gain, which the fund is required by law to distribute to shareholders. Even if an investor chooses to reinvest the payout, that distribution is taxable.

In response to the challenge that taxes can pose, we created the J.P. Morgan Tax Aware Disciplined Equity Fund. The portfolio seeks to keep capital gains distributions low so that investors can defer their tax payments for as long as they choose. We seek to minimize capital gains distributions by recognizing losses in securities which have declined in price. We then use these losses to offset realized gains.

Here is an example of how this strategy works: Oracle Corp., a developer of database software, was the greatest detractor from performance during the past six months. In December of 1997, the company reported disappointing results due to slower growth in the database software business. The stock price plummeted. Meanwhile, our research indicated that Xerox Corp., which had been one of the portfolio's strongest holdings, had become relatively overvalued. As investors gained confidence in the company's ability to execute its restructuring program, which is expected to result in significant cost savings, the stock's price rose. We decided it would be a good time to trim our position in Xerox. In keeping with our tax-aware approach, we sold part of our Oracle holdings in order to realize a loss, which we used to offset the gains we had realized in Xerox.

WHICH STOCKS HELPED THE PORTFOLIO'S PERFORMANCE FOR THE PERIOD?

RBC: The biggest positive contribution to the portfolio's performance during the six months was our decision to underweight Eli Lilly & Co. Lilly recently launched Evista, a new osteoporosis drug that had been highly touted by the company and Wall Street analysts. The launch proved disappointing, and the stock suffered as a result. Our small position in Lilly insulated us from much of the turmoil.

We benefited from being overweighted in Waste Management, Inc., which decided to merge with USA Waste, a better-managed competitor.

The portfolio also benefited from an overweighted position in Forest Labs, Inc., which announced higher-than-expected earnings in December. Forest experienced an increase in investor enthusiasm over the new drugs the company has in its pipeline, especially its new anti-depressant, Celexa. Investor optimism was boosted by a co-promotion agreement with Warner-Lambert Co. Furthermore, the company announced a deal with Lundbeck, a Danish company which provides access to several new drugs. The deal considerably enhances the longer-term outlook for Forest Labs.

WHICH STOCKS HAMPERED THE PORTFOLIO'S PERFORMANCE?

RBC: We were overweighted in Oracle Corp., which disappointed analysts with earnings below expectations amid a declining database software market. Our decision to underweight Pfizer, Inc. held us back, as that company rose sharply due to the anticipation and ultimate launch of Viagra. We also underweighted Ford Motor Co., which has progressed with its cost-cutting efforts more rapidly than we expected and is doing well as a result.

WHAT IS YOUR STRATEGY FOR COMING MONTHS?

RBC: We will continue to be sector-, style-, and theme-neutral, and to seek to add value through stock selection. We will continue to focus on the long-term earnings potential of each company that we research.

FUND FACTS

INVESTMENT OBJECTIVE
J.P. Morgan Tax Aware Disciplined Equity Fund seeks to provide high total return while being sensitive to the impact of capital gains taxes on investors' returns. Designed for long-term investors, the fund invests primarily in common stocks and other equity securities of large and medium-sized U.S. companies.


--------------------------------------------------------------------------------
COMMENCEMENT OF OPERATIONS
1/30/97

--------------------------------------------------------------------------------
FUND NET ASSETS AS OF 4/30/98
$67,198,499

--------------------------------------------------------------------------------
DIVIDEND PAYABLE DATES
7/31/98, 10/30/98, 12/18/98

--------------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
12/18/98


EXPENSE RATIO
The fund's current annualized expense ratio of 0.55% covers shareholders' expenses for custody, tax reporting, and investment advisory and shareholder services, after reimbursement. The fund is no-load and does not charge any sales or exchange fees; however, shares held less than five years may be subject to redemption fees. There are no additional charges for buying, selling, or safekeeping fund shares, or for wiring redemption proceeds from the fund. Fund redemption fees are waived when shares worth over $500,000 are redeemed in kind from the fund. Shareholders owning more than 5% of the fund's outstanding shares should consult "Redemption of Shares" in the Statement of Additional Information.

FUND HIGHLIGHTS
ALL DATA AS OF APRIL 30, 1998

PORTFOLIO ALLOCATION
(AS A PERCENTAGE OF TOTAL INVESTMENTS)

[CHART]

CONSUMER GOODS & SERVICES                    21.6%

FINANCE                                      17.4%

TECHNOLOGY                                   14.8%

HEALTH CARE                                  11.6%

INDUSTRIAL PRODUCTS & SERVICES                9.6%

UTILITIES                                     9.6%

ENERGY                                        7.9%

BASIC INDUSTRIES                              4.1%

TRANSPORTATION                                1.2%

SHORT-TERM & OTHER INVESTMENTS                2.2%


LARGEST EQUITY HOLDINGS                         % OF TOTAL INVESTMENTS
--------------------------------------------------------------------------------
EXXON CORP. (ENERGY)                          2.8%

BRISTOL-MYERS SQUIBB CO. (HEALTH CARE)        2.2%

GENERAL ELECTRIC CO.
  (INDUSTRIAL PRODUCTS & SERVICES)            2.1%

PROCTER & GAMBLE CO.
  (CONSUMER GOODS & SERVICES)                 1.9%

INTEL CORP. (TECHNOLOGY)                      1.8%

INTERNATIONAL BUSINESS MACHINES CORP.
  (TECHNOLOGY)                                1.8%

FIRST UNION CORP. (FINANCE)                   1.6%

AMERICAN HOME PRODUCTS CORP. (HEALTH CARE)    1.6%

COCA-COLA CO.
  (CONSUMER GOODS & SERVICES)                 1.6%

MICROSOFT CORP. (TECHNOLOGY)                  1.5%

DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. MORGAN GUARANTY TRUST COMPANY OF NEW YORK SERVES AS INVESTMENT ADVISOR AND MAKES THE FUND AVAILABLE SOLELY IN ITS CAPACITY AS SHAREHOLDER SERVICING AGENT. SHARES OF THE FUND ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED BY ANY BANK, GOVERNMENT ENTITY, OR THE FDIC. RETURN AND SHARE PRICE WILL FLUCTUATE AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Opinions expressed herein are based on current market conditions and are subject to change without notice.

CALL J.P. MORGAN FUNDS SERVICES AT (800) 766-7722 FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ABOUT THE FUND INCLUDING MANAGEMENT FEES AND OTHER EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

J.P. MORGAN TAX AWARE DISCIPLINED EQUITY FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)
APRIL 30, 1998
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                 SHARES       VALUE
-------------------------------------------------  -------   ------------
COMMON STOCKS (99.9%)
BASIC INDUSTRIES (4.2%)
AGRICULTURE (0.0%)
Agribrands International, Inc.+..................     210    $      7,993
                                                             ------------

CHEMICALS (2.3%)
Albemarle Corp...................................   4,600         114,425
Crompton & Knowles Corp..........................     700          20,956
Cytec Industries, Inc.+..........................   1,200          65,700
Dow Chemical Co..................................   6,200         599,462
E.I. du Pont de Nemours & Co.....................   7,100         516,969
Rohm & Haas Co...................................   1,600         172,500
Solutia, Inc.....................................   1,200          34,050
                                                             ------------
                                                                1,524,062
                                                             ------------

FOREST PRODUCTS & PAPER (0.9%)
Boise Cascade Corp...............................   1,700          63,856
Georgia-Pacific Corp.............................   1,000          77,187
Louisiana Pacific Corp...........................     900          19,687
Mead Corp........................................   5,400         186,975
Temple-Inland, Inc...............................   4,200         271,162
                                                             ------------
                                                                  618,867
                                                             ------------
METALS & MINING (1.0%)
Allegheny Teledyne, Inc..........................  16,750         425,031
Aluminum Company of America (ALCOA)..............   2,700         209,250
Reynolds Metals Co...............................     400          26,400
                                                             ------------
                                                                  660,681
                                                             ------------
  TOTAL BASIC INDUSTRIES.........................               2,811,603
                                                             ------------

CONSUMER GOODS & SERVICES (22.1%)
APPARELS & TEXTILES (0.1%)
Nike, Inc., Class B..............................   1,600          76,400
                                                             ------------

AUTOMOTIVE (1.5%)
Chrysler Corp....................................  12,900         518,419
Ford Motor Co....................................   6,000         274,875
General Motors Corp..............................     300          20,212
Goodyear Tire and Rubber Co......................   3,000         210,000
                                                             ------------
                                                                1,023,506
                                                             ------------

              SECURITY DESCRIPTION                 SHARES       VALUE
-------------------------------------------------  -------   ------------

BROADCASTING & PUBLISHING (1.3%)
Comcast Corp., Class A...........................   9,300    $    332,184
Cox Communications, Inc., Class A+...............   2,200          98,175
R.R. Donnelley & Sons Co.........................   3,000         132,187
Tele-Communications TCI Ventures Group+..........   2,710          44,292
Tele-Communications, Inc., Series A+.............   2,345          75,700
U.S. West Media Group+...........................   5,600         211,400
                                                             ------------
                                                                  893,938
                                                             ------------

ENTERTAINMENT, LEISURE & MEDIA (3.3%)
Gannett Company, Inc.............................     200          13,587
Harrah's Entertainment, Inc.+....................     300           7,819
Hasbro, Inc......................................   5,400         198,787
International Game Technology....................   2,400          66,750
Mattel, Inc......................................   9,000         344,812
MGM Grand, Inc.+.................................     500          16,875
Mirage Resorts, Inc.+............................   1,700          37,506
Seagram Company Ltd.(i)..........................  11,000         469,562
Time Warner, Inc.................................  10,000         785,000
Viacom, Inc., Class B+...........................   1,200          69,600
Walt Disney Co...................................     700          87,019
Washington Post Co., Class B.....................     200         104,850
                                                             ------------
                                                                2,202,167
                                                             ------------

FOOD, BEVERAGES & TOBACCO (6.5%)
Anheuser Busch Companies, Inc....................   6,900         316,106
Bestfoods........................................     800          43,900
Campbell Soup Co.................................   3,500         179,594
Coca-Cola Co.....................................  14,300       1,085,012
Corn Products International, Inc.+...............     100           3,562
General Mills, Inc...............................     600          40,537
H.J. Heinz Company...............................   3,700         201,650
Kellogg Co.......................................   3,700         152,625
PepsiCo, Inc.....................................  15,000         595,312
Philip Morris Companies, Inc.....................  18,600         694,012
Ralston-Ralston Purina Group.....................   2,900         307,400
Sara Lee Corp....................................   2,900         172,731
Unilever NV (ADR)................................   7,500         559,687
Vlasic Foods International, Inc.+................      60           1,384
                                                             ------------
                                                                4,353,512
                                                             ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN TAX AWARE DISCIPLINED EQUITY FUND
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1998
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                 SHARES       VALUE
-------------------------------------------------  -------   ------------
HOUSEHOLD APPLIANCES & FURNISHINGS (0.3%)
Furniture Brands International, Inc.+............   2,200    $     64,625
Leggett & Platt, Inc.............................     400          20,775
Whirlpool Corp...................................   1,600         115,200
                                                             ------------
                                                                  200,600
                                                             ------------

HOUSEHOLD PRODUCTS (2.0%)
Procter & Gamble Co..............................  15,900       1,306,781
Rubbermaid, Inc..................................     400          11,450
                                                             ------------
                                                                1,318,231
                                                             ------------

PERSONAL CARE (1.1%)
Gillette Co......................................   6,400         738,800
                                                             ------------

RESTAURANTS & HOTELS (0.6%)
Extended Stay America, Inc.+.....................     300           3,919
McDonald's Corp..................................   6,000         371,250
Tricon Global Restaurants, Inc.+.................     240           7,620
                                                             ------------
                                                                  382,789
                                                             ------------
RETAIL (5.2%)
Albertson's, Inc.................................     200          10,000
American Stores Co...............................   2,200          52,800
AutoZone, Inc.+..................................   3,900         117,731
Best Buy Co., Inc.+..............................   1,800         126,450
Circuit City Stores, Inc.........................     900          36,562
CompUSA, Inc.+...................................   4,400          81,675
Corporate Express, Inc.+.........................   2,200          22,069
Dayton Hudson Corp...............................   4,100         357,981
Dillard's, Inc., Class A.........................   2,400          87,900
Federated Department Stores, Inc.+...............   4,700         231,181
Gap, Inc.........................................   2,000         102,875
Hannaford Brothers Co............................   4,200         186,637
Home Depot, Inc..................................   4,950         344,644
J.C. Penney, Inc.................................     500          35,531
Kmart Corp.+.....................................   5,700          99,394
Kroger Co.+......................................   5,100         213,562
May Department Stores Co.........................   1,200          74,025
Nordstrom, Inc...................................     500          32,766
Reebok International Ltd. (ADR)+.................   2,700          79,312
Safeway, Inc.+...................................   4,900         187,425
Sears, Roebuck & Co..............................  10,900         646,506
TJX Companies, Inc...............................   3,700         163,725
              SECURITY DESCRIPTION                 SHARES       VALUE
-------------------------------------------------  -------   ------------
RETAIL (CONTINUED)
Toys 'R' Us, Inc.+...............................   1,900    $     52,369
Wal-Mart Stores, Inc.............................   3,700         187,081
                                                             ------------
                                                                3,530,201
                                                             ------------

TEXTILES (0.2%)
Fruit of the Loom, Inc., Class A+................   3,500         130,812
                                                             ------------
  TOTAL CONSUMER GOODS & SERVICES................              14,850,956
                                                             ------------

ENERGY (8.1%)
OIL-PRODUCTION (7.1%)
Atlantic Richfield Co............................  10,300         803,400
Chevron Corp.....................................   3,500         289,406
Exxon Corp.......................................  26,700       1,947,431
Mobil Corp.......................................   8,100         639,900
Royal Dutch Petroleum Co. (ADR)..................   8,700         492,094
Texaco, Inc......................................   3,000         184,500
Tosco Corp.......................................   6,700         238,687
Valero Energy Corp...............................   4,700         152,162
                                                             ------------
                                                                4,747,580
                                                             ------------

OIL-SERVICES (1.0%)
Baker Hughes, Inc................................     100           4,050
Cooper Cameron Corp.+............................   1,900         126,231
Diamond Offshore Drilling, Inc...................     500          25,312
R&B Falcon Corp.+................................   4,500         144,281
Schlumberger Ltd.................................   4,800         397,800
                                                             ------------
                                                                  697,674
                                                             ------------
  TOTAL ENERGY...................................               5,445,254
                                                             ------------

FINANCE (17.7%)
BANKING (8.5%)
Banc One Corp....................................   1,392          81,867
BankAmerica Corp.................................   5,800         493,000
Charter One Financial, Inc.......................     415          28,077
Chase Manhattan Corp.............................   4,200         581,962
Citicorp.........................................   4,800         722,400
Compass Bancshares, Inc..........................     200           9,681
First Chicago NBD Corp...........................   3,200         297,200
First Commerce Corp..............................     300          24,450
First Empire State Corp..........................     300         153,000
First Union Corp.................................  18,480       1,115,730
Firstar Corp.....................................   3,400         126,862
Fleet Financial Group, Inc.......................     500          43,187

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN TAX AWARE DISCIPLINED EQUITY FUND
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1998
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                 SHARES       VALUE
-------------------------------------------------  -------   ------------
BANKING (CONTINUED)
H.F. Ahmanson, and Co............................   2,300    $    175,375
Huntington Bancshares, Inc.......................     600          21,281
KeyCorp..........................................   3,400         134,937
MBNA Corp........................................     500          16,937
National Commerce Bancorporation.................     600          26,625
NationsBank Corp.................................  10,781         816,661
North Fork Bancorporation, Inc...................     300          11,137
Pacific Century Financial Corp...................   4,100         101,219
Provident Financial Group, Inc...................   2,300         121,972
Republic New York Corp...........................     200          26,750
Southtrust Corp..................................   1,050          44,789
TCF Financial Corp...............................   3,000          97,687
Washington Federal, Inc..........................   2,433          68,124
Washington Mutual, Inc...........................   3,850         269,620
Wells Fargo & Co.................................     300         110,550
                                                             ------------
                                                                5,721,080
                                                             ------------

FINANCIAL SERVICES (5.3%)
A.G. Edwards, Inc................................     400          18,000
American Express Co..............................   5,200         530,400
Associates First Capital Corp., Class A..........   1,310          97,922
Bear Stearns Companies, Inc......................     700          39,944
Beneficial Corp..................................     900         117,338
Capital One Financial Corp.......................     400          38,425
Charles Schwab Corp..............................     800          26,608
Equifax, Inc.....................................   3,200         123,800
Federal Home Loan Mortgage Corp..................   6,000         277,875
Federal National Mortgage Association............  10,800         646,650
Finova Group, Inc................................   1,600          93,700
Green Tree Financial Corp........................   2,400          97,800
Household International, Inc.....................     400          52,575
Merrill Lynch & Company, Inc.....................   1,100          96,525
Morgan Stanley, Dean Witter, Discover & Co.......   3,930         309,979
Ocwen Financial Corp.+...........................   4,800         124,200
Providian Financial Corp.........................   1,500          90,281
Travelers Group, Inc.............................  12,886         788,462
                                                             ------------
                                                                3,570,484
                                                             ------------

INSURANCE (3.9%)
Aegon NV (ARE)...................................     174          23,120
Allstate Corp....................................   5,400         519,750
AMBAC, Inc.......................................   2,300         130,381
American International Group, Inc................   6,500         855,156
CIGNA Corp.......................................   1,500         310,406
              SECURITY DESCRIPTION                 SHARES       VALUE
-------------------------------------------------  -------   ------------
INSURANCE (CONTINUED)
Financial Security Assurance Holdings Ltd........   2,000    $    119,750
Fremont General Corp.............................     300          16,725
Hartford Financial Services Group, Inc...........     200          22,150
Marsh & McLennan Companies, Inc..................   3,900         355,388
MBIA, Inc........................................     800          59,700
PMI Group, Inc...................................     300          24,375
St. Paul Companies, Inc..........................     200          16,950
Transamerica Corp................................     200          23,100
UNUM Corp........................................   2,800         150,500
                                                             ------------
                                                                2,627,451
                                                             ------------

REAL ESTATE INVESTMENT TRUSTS (0.0%)
Starwood Lodging Trust...........................     183           9,184
                                                             ------------
  TOTAL FINANCE..................................              11,928,199
                                                             ------------

HEALTHCARE (11.8%)
HEALTH SERVICES (2.2%)
Abbott Laboratories..............................   4,300         314,438
Aetna, Inc.......................................     700          56,569
Bausch & Lomb, Inc...............................   2,200         108,763
Boston Scientific Corp.+.........................   1,600         115,700
Columbia / HCA Healthcare Corp...................   1,600          52,700
Health Care & Retirement Corp.+..................   1,700          69,275
Humana, Inc.+....................................   5,500         148,500
Perkin-Elmer Corp................................   3,700         252,988
Tenet Healthcare Corp.+..........................   5,200         194,675
United Healthcare Corp...........................   2,800         196,700
                                                             ------------
                                                                1,510,308
                                                             ------------

MEDICAL SUPPLIES (0.2%)
Medtronic, Inc...................................   2,200         115,775
                                                             ------------

PHARMACEUTICALS (9.4%)
Alza Corp.+......................................   1,600          76,700
American Home Products Corp......................  11,700       1,089,563
Bristol-Myers Squibb Co..........................  14,200       1,503,425
Eli Lilly & Co...................................   9,600         667,800
Forest Laboratories, Inc.+.......................   8,500         307,594
Johnson & Johnson................................   5,400         385,425
Merck & Company, Inc.............................   3,800         457,900
Monsanto Co......................................  10,000         528,750
Pfizer, Inc......................................   4,000         455,250
Schering-Plough Corp.............................   1,500         120,188

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN TAX AWARE DISCIPLINED EQUITY FUND
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1998
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                 SHARES       VALUE
-------------------------------------------------  -------   ------------
PHARMACEUTICALS (CONTINUED)
Warner-Lambert Co................................   3,900    $    737,831
Watson Pharmaceuticals, Inc.+....................     100           4,300
                                                             ------------
                                                                6,334,726
                                                             ------------
  TOTAL HEALTHCARE...............................               7,960,809
                                                             ------------
INDUSTRIAL PRODUCTS & SERVICES (9.8%)
AUTOMOTIVE SUPPLIES (0.0%)
Echlin, Inc......................................     600          28,388
                                                             ------------
BUILDING MATERIALS (0.1%)
Owens Corning....................................   1,200          49,875
                                                             ------------
CAPITAL GOODS (0.3%)
Eaton Corp.......................................   2,300         212,463
                                                             ------------

COMMERCIAL SERVICES (0.9%)
Service Corp. International......................  14,900         614,625
                                                             ------------

DIVERSIFIED MANUFACTURING (6.4%)
AlliedSignal, Inc................................  12,800         560,800
Cooper Industries, Inc...........................   3,400         227,375
Eastman Kodak Co.................................   5,100         368,156
General Electric Co..............................  17,100       1,455,638
Harris Corp......................................   3,400         164,475
Illinois Tool Works, Inc.........................     100           7,050
ITT Industries, Inc..............................   4,400         160,325
Johnson Controls, Inc............................   2,300         136,563
Minnesota Mining & Manufacturing Co..............     800          75,500
Raychem Corp.....................................     200           8,038
Raytheon Co., Class A............................     806          44,481
Raytheon Co., Class B............................     900          51,019
Tenneco, Inc.....................................   5,000         215,313
Tyco International Ltd...........................   8,570         467,065
Xerox Corp.......................................   3,000         340,500
                                                             ------------
                                                                4,282,298
                                                             ------------

ELECTRICAL EQUIPMENT (0.6%)
Emerson Electric Co..............................   2,600         165,425
W.W. Grainger, Inc...............................   1,900         206,981
                                                             ------------
                                                                  372,406
                                                             ------------
              SECURITY DESCRIPTION                 SHARES       VALUE
-------------------------------------------------  -------   ------------
ELECTRONICS (0.2%)
Rockwell International Corp......................     500    $     27,969
Tektronix, Inc...................................   2,300          98,900
                                                             ------------
                                                                  126,869
                                                             ------------

MACHINERY (0.5%)
Caterpillar, Inc.................................   6,200         353,013
                                                             ------------

PACKAGING & CONTAINERS (0.2%)
Kimberly-Clark Corp..............................   2,600         131,950
                                                             ------------

POLLUTION CONTROL (0.6%)
Waste Management, Inc............................  12,700         425,450
                                                             ------------
  TOTAL INDUSTRIAL PRODUCTS & SERVICES...........               6,597,337
                                                             ------------

TECHNOLOGY (15.1%)
AEROSPACE (1.6%)
Boeing Co........................................  18,730         937,671
Coltec Industries, Inc.+.........................   4,000         100,000
General Dynamics Corp............................     200           8,450
Lockheed Martin Corp.............................     100          11,138
Northrop Grumman Corp............................     100          10,569
                                                             ------------
                                                                1,067,828
                                                             ------------

COMPUTER PERIPHERALS (0.7%)
EMC Corp.+.......................................  10,600         488,925
                                                             ------------

COMPUTER SOFTWARE (3.1%)
Computer Associates International, Inc...........   5,900         345,519
Microsoft Corp.+.................................  11,500       1,036,797
Oracle Corp.+....................................  21,050         545,327
Parametric Technology Co.+.......................   3,700         118,284
                                                             ------------
                                                                2,045,927
                                                             ------------

COMPUTER SYSTEMS (3.5%)
3Com Corp.+......................................   2,000          68,563
Compaq Computer Corp.............................  11,600         325,525
Dell Computer Corp.+.............................   2,800         226,013
Hewlett-Packard Co...............................     200          15,063
International Business Machines Corp.............  10,600       1,228,275
Sun Microsystems, Inc.+..........................  12,400         510,338
                                                             ------------
                                                                2,373,777
                                                             ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN TAX AWARE DISCIPLINED EQUITY FUND
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1998
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                 SHARES       VALUE
-------------------------------------------------  -------   ------------
ELECTRONICS (1.4%)
Bay Networks, Inc.+..............................   7,300    $    171,094
Cisco Systems, Inc.+.............................  10,850         795,102
                                                             ------------
                                                                  966,196
                                                             ------------

INFORMATION PROCESSING (0.4%)
First Data Corp..................................   8,300         281,163
                                                             ------------

SEMICONDUCTORS (3.3%)
Applied Materials, Inc.+.........................   6,200         224,169
Intel Corp.......................................  15,400       1,244,994
Motorola, Inc....................................   7,300         406,063
Texas Instruments, Inc...........................   5,500         352,344
                                                             ------------
                                                                2,227,570
                                                             ------------

TELECOMMUNICATIONS (0.3%)
Airtouch Communications, Inc.+...................   1,500          79,688
Northern Telecom Ltd.(i).........................   1,700         103,488
                                                             ------------
                                                                  183,176
                                                             ------------
TELECOMMUNICATIONS-EQUIPMENT (0.8%)
Lucent Technologies, Inc.........................   7,000         532,875
                                                             ------------
  TOTAL TECHNOLOGY...............................              10,167,437
                                                             ------------

TRANSPORTATION (1.2%)
AIRLINES (0.0%)
Southwest Airlines Co............................     900          24,694
                                                             ------------

RAILROADS (1.0%)
CSX Corp.........................................   2,900         152,250
Norfolk Southern Corp............................   7,000         234,063
Union Pacific Corp...............................   5,800         317,550
                                                             ------------
                                                                  703,863
                                                             ------------
TRUCK & FREIGHT CARRIERS (0.2%)
CNF Transportation, Inc..........................   2,700         104,288
                                                             ------------
  TOTAL TRANSPORTATION...........................                 832,845
                                                             ------------

UTILITIES (9.9%)
ELECTRIC (1.9%)
Central & South West Corp........................   4,900         127,706
Dominion Resources, Inc..........................   1,100          43,519
Duke Power Co....................................   1,131          65,457
              SECURITY DESCRIPTION                 SHARES       VALUE
-------------------------------------------------  -------   ------------
ELECTRIC (CONTINUED)
Entergy Corp.....................................     900    $     22,388
Illinova Corp....................................     300           9,169
New England Electric System......................   1,000          43,500
Northern States Power Co.........................   3,900         219,863
Peco Energy Co...................................   5,200         123,825
PG&E Corp........................................       1              32
Southern Co......................................  11,000         291,500
Texas Utilities Co...............................   3,400         136,000
Unicom Corp......................................   3,300         114,675
Western Resources, Inc...........................     300          11,719
Wisconsin Energy Corp............................   1,900          57,950
                                                             ------------
                                                                1,267,303
                                                             ------------

GAS-PIPELINES (0.9%)
Columbia Energy Group............................   3,600         292,500
Enron Corp.......................................   5,700         280,369
                                                             ------------
                                                                  572,869
                                                             ------------

NATURAL GAS (0.3%)
El Paso Natural Gas Co...........................   5,000         184,688
                                                             ------------

TELEPHONE (6.8%)
Ameritech Corp...................................     200           8,513
AT & T Corp......................................  10,800         648,675
Bell Atlantic Corp...............................   5,930         554,826
Bellsouth Corp...................................   4,500         288,844
GTE Corp.........................................  12,800         748,000
MCI Communications Corp..........................  16,800         844,725
SBC Communications, Inc..........................  18,700         774,881
Sprint Corp......................................   4,000         273,250
WorldCom, Inc.+..................................   9,500         406,421
                                                             ------------
                                                                4,548,135
                                                             ------------
  TOTAL UTILITIES................................               6,572,995
                                                             ------------
  TOTAL COMMON STOCKS (COST $59,316,829).........              67,167,435
                                                             ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN TAX AWARE DISCIPLINED EQUITY FUND
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1998
--------------------------------------------------------------------------------

                                                    PRINCIPAL
              SECURITY DESCRIPTION                   AMOUNT         VALUE
-------------------------------------------------  -----------   ------------
SHORT-TERM INVESTMENTS (2.2%)
OTHER INVESTMENT COMPANIES (2.2%)
Seven Seas Money Market Fund, 5.21% due 05/01/98
  (cost $1,474,741)..............................  $ 1,474,741   $  1,474,741
                                                                 ------------
TOTAL INVESTMENTS (COST $60,791,570) (102.1%).................
                                                                   68,642,176
LIABILITIES IN EXCESS OF OTHER ASSETS (-2.1%).................
                                                                   (1,443,677)
                                                                 ------------
NET ASSETS (100.0%)...........................................   $ 67,198,499
                                                                 ------------
                                                                 ------------

------------------------------
Note: For Federal Income Tax purposes, the cost of securities at April 30, 1998, was substantially the same as the cost for financial statement purposes. The aggregate gross unrealized appreciation and depreciation was $8,218,252 and $367,646, respectively, resulting in net unrealized appreciation of $7,850,606.

(i) Foreign security.

+ Non-income producing security.

(ADR) - Securities whose value is determined or significantly influenced by trading on exchanges not located in the United States or Canada. ADR after the name of a foreign holding stands for American Depositary Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank.

(ARE) - American Registered Share.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN TAX AWARE DISCIPLINED EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
APRIL 30, 1998
--------------------------------------------------------------------------------

ASSETS
Investments at Value (Cost $60,791,570 )           $68,642,176
Dividends Receivable                                    52,868
Deferred Organization Expenses                          35,714
Receivable for Expense Reimbursement                    23,098
Receivable for Fund Shares Sold                          9,668
Interest Receivable                                      4,302
Prepaid Trustees' Fees                                      27
Prepaid Expenses and Other Assets                           22
                                                   -----------
    Total Assets                                    68,767,875
                                                   -----------
LIABILITIES
Payable for Investments Purchased                    1,431,841
Advisory Fee Payable                                    17,942
Shareholder Servicing Fee Payable                       12,580
Organization Expenses Payable                           12,060
Custody Fee Payable                                      4,307
Administrative Services Fee Payable                      2,982
Fund Services Fee Payable                                   50
Administration Fee Payable                                  69
Accrued Expenses                                        87,545
                                                   -----------
    Total Liabilities                                1,569,376
                                                   -----------
NET ASSETS
Applicable to 4,552,446 shares outstanding
  (par value $0.001, unlimited shares authorized)  $67,198,499
                                                   -----------
                                                   -----------
Net Asset Value, Offering and Redemption Price
  per Share                                             $14.76
                                                         -----
                                                         -----
ANALYSIS OF NET ASSETS
Paid-in Capital                                    $59,306,220
Undistributed Net Investment Income                     45,959
Accumulated Net Realized Loss on Investments            (4,286)
Net Unrealized Appreciation of Investments           7,850,606
                                                    ----------
    Net Assets                                     $67,198,499
                                                    ----------
                                                    ----------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN TAX AWARE DISCIPLINED EQUITY FUND
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED APRIL 30, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME
Dividend Income (Net of Foreign Withholding Tax
  of $390)                                                     $  234,685
Interest Income                                                    25,334
                                                               ----------
    Investment Income                                             260,019
EXPENSES
Advisory Fee                                       $  57,845
Shareholder Servicing Fee                             41,318
Custodian Fees and Expenses                           32,377
Professional Fees and Expenses                        19,605
Registration Fees                                     16,205
Administrative Services Fee                            9,832
Transfer Agent Fee                                     9,150
Printing Expenses                                      8,393
Amortization of Organization Expenses                  4,715
Fund Services Fee                                        528
Administration Fee                                       244
Trustees' Fees and Expenses                              130
Miscellaneous                                          1,966
                                                   ---------
    Total Expenses                                   202,308
Less: Reimbursement of Expenses                     (111,409)
                                                   ---------
NET EXPENSES                                                       90,899
                                                               ----------
NET INVESTMENT INCOME                                             169,120
NET REALIZED GAIN ON INVESTMENTS                                   15,387
NET CHANGE IN UNREALIZED APPRECIATION OF
  INVESTMENTS                                                   6,995,917
                                                               ----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                   $7,180,424
                                                               ----------
                                                               ----------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN TAX AWARE DISCIPLINED EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                   FOR THE SIX      FOR THE PERIOD
                                                   MONTHS ENDED    JANUARY 30, 1997
                                                    APRIL 30,      (COMMENCEMENT OF
                                                       1998       OPERATIONS) THROUGH
                                                   (UNAUDITED)     OCTOBER 31, 1997
                                                   ------------   -------------------
INCREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $    169,120   $           56,306
Net Realized Gain (Loss) on Investments                  15,387              (19,673)
Net Change in Unrealized Appreciation of
  Investments                                         6,995,917              854,689
                                                   ------------   -------------------
    Net Increase in Net Assets Resulting from
      Operations                                      7,180,424              891,322
                                                   ------------   -------------------
DIVIDENDS TO SHAREHOLDERS FROM
Net Investment Income                                  (179,467)                  --
                                                   ------------   -------------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold     48,802,338           11,084,557
Reinvestment of Dividends                               169,866                   --
Cost of Shares of Beneficial Interest Redeemed         (808,349)                  --
Service Charge                                            7,808                   --
                                                   ------------   -------------------
    Net Increase from Shareholder Transactions       48,171,663           11,084,557
                                                   ------------   -------------------
    Total Increase in Net Assets                     55,172,620           11,975,879
NET ASSETS
Beginning of Period                                  12,025,879               50,000
                                                   ------------   -------------------
End of Period (including undistributed net
  investment income of $45,959 and $56,306,
  respectively)                                    $ 67,198,499   $       12,025,879
                                                   ------------   -------------------
                                                   ------------   -------------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN TAX AWARE DISCIPLINED EQUITY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period are as follows:

                                                                                               FOR THE PERIOD
                                                                            FOR THE           JANUARY 30, 1997
                                                                        SIX MONTHS ENDED      (COMMENCEMENT OF
                                                                         APRIL 30, 1998      OPERATIONS) THROUGH
                                                                          (UNAUDITED)         OCTOBER 31, 1997
                                                                        ----------------   -----------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                    $    12.08                 $ 10.00
                                                                        ----------------   -----------------------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                                         0.06                    0.06
Net Realized and Unrealized Gain on Investments                               2.72                    2.02
                                                                        ----------------   -----------------------
Total from Investment Operations                                              2.78                    2.08
                                                                        ----------------   -----------------------

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                                        (0.10)                     --
                                                                        ----------------   -----------------------

NET ASSET VALUE, END OF PERIOD                                          $    14.76                 $ 12.08
                                                                        ----------------   -----------------------
                                                                        ----------------   -----------------------
Total Return                                                                 23.18%(a)               20.80%(a)
                                                                        ----------------   -----------------------
                                                                        ----------------   -----------------------

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (in thousands)                                $   67,198                 $12,026
Ratios to Average Net Assets
  Expenses                                                                    0.55%(b)                0.55%(b)
  Net Investment Income                                                       1.02%(b)                1.19%(b)
  Expenses without Reimbursement                                              1.22%(b)                4.59%(b)
Portfolio Turnover Rate                                                         12%                     35%
Average Broker Commissions                                              $   0.0235                 $0.0261

------------------------
(a) Not annualized.

(b) Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN TAX AWARE DISCIPLINED EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
APRIL 30, 1998
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

J.P. Morgan Tax Aware Disciplined Equity Fund (the "fund") is a series of J.P. Morgan Series Trust, a Massachusetts business trust (the "trust"). The trust, which was organized on August 15, 1996, is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company. The fund's investment objective is to provide high total return while being sensitive to the impact of capital gains taxes on investors' returns. The trustees of the trust have divided the beneficial interests in the fund into two classes of shares, Institutional Shares and Select Shares. Prior to January 1, 1998, the names of the fund, trust and classes of shares were Tax Aware Disciplined Equity Fund, JPM Series Trust, JPM Institutional Shares and JPM Pierpont Shares, respectively. Additionally, on January 1, 1998, the JPM Pierpont Shares of this fund were renamed Institutional Shares. Currently the fund only offers Institutional Shares. The fund commenced operations on January 30, 1997. The Declaration of Trust permits the trustees to issue an unlimited number of shares in the fund.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the fund:

   a) The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. The value of such security will be based either on the last sale price on a national securities exchange or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by the fund's trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All short-term portfolio securities with a remaining maturity of less than 60 days are valued by the amortized cost method.

   b) Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or as of the time that the relevant ex-dividend date and amount becomes known. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

   c) Substantially all the fund's net investment income is declared as dividends and paid quarterly. Distributions to shareholders of net realized capital gains, if any, are declared and paid annually.

   d) The fund incurred organization expenses in the amount of $47,567. Morgan Guaranty Trust Company of New York ("Morgan") has paid the organization expenses of the fund. The fund has agreed to reimburse Morgan for these costs which are being deferred and amortized on a straight-line basis over a period not to exceed five years beginning with the commencement of operations of the fund.

J.P. MORGAN TAX AWARE DISCIPLINED EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1998
--------------------------------------------------------------------------------

   e) The fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary.

2. TRANSACTIONS WITH AFFILIATES

   a) The fund has an Investment Advisory Agreement with Morgan. Under the terms of the agreement, the fund pays Morgan at an annual rate of 0.35% of the fund's average daily net assets. For the six months ended April 30, 1998, such fees amounted to $57,845.

   b) The trust, on behalf of the fund, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and distributor for the fund. Under a Co-Administration Agreement between FDI and the trust on behalf of the fund, FDI provides administrative services necessary for the operations of the fund, furnishes office space and facilities required for conducting the business of the fund and pays the compensation of the fund's officers affiliated with FDI. The fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the fund is based on the ratio of the fund's net assets to the aggregate net assets of the trust and certain other investment companies subject to similar agreements with FDI. For the six months ended April 30, 1998, the fee for these services amounted to $244.

   c) The trust, on behalf of the fund, has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for certain aspects of the administration and operation of the fund. Under the Services Agreement, the fund has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the trust and certain other registered investment companies for which Morgan acts as investment advisor in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the fund is determined by the proportionate share that its net assets bear to the net assets of the trust and certain other investment companies for which Morgan provides administrative services. For the six months ended April 30, 1998, the fee for these services amounted to $9,832.

      In addition, Morgan has agreed to reimburse the fund to the extent necessary to maintain the total operating expenses of the fund at no more than 0.55% of the average daily net assets of the fund through February 28, 1999. For the six months ended April 30, 1998, Morgan has agreed to reimburse the fund $111,409 for expenses under this agreement.

   d) The trust, on behalf of the fund, has a Shareholder Servicing Agreement with Morgan to provide account administration and personal account maintenance service to fund shareholders. The agreement provides for the fund to pay Morgan a fee for these services which is computed daily and paid monthly at an annual rate of 0.25% of the average daily net assets of the fund. For the six months ended April 30, 1998, the fee for these services amounted to $41,318.

   e) The trust, on behalf of the fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the trust's affairs. The trustees of the trust represent all the existing shareholders of Group. The fund's allocated portion of Group's costs in performing its services amounted to $528 for the six months ended April 30, 1998.

J.P. MORGAN TAX AWARE DISCIPLINED EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1998
--------------------------------------------------------------------------------

   f) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the trust, the J.P. Morgan Funds, the J.P. Morgan Institutional Funds, and other registered investment companies in which they invest. The Trustees' Fees and Expenses shown in the financial statements represents the fund's allocated portion of the total fees and expenses. The trust's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $100.

3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more series. Transactions in shares of beneficial interest of the fund were as follows:

                                                   FOR THE SIX      FOR THE PERIOD
                                                   MONTHS ENDED    JANUARY 30, 1997
                                                    APRIL 30,      (COMMENCEMENT OF
                                                       1998       OPERATIONS) THROUGH
                                                   (UNAUDITED)     OCTOBER 31, 1997
                                                   ------------   -------------------
Shares of beneficial interest sold...............    3,604,120               990,155
Reinvestment of dividends........................       12,682                    --
Shares of beneficial interest redeemed...........      (59,511)                   --
                                                   ------------   -------------------
NET INCREASE.....................................    3,557,291               990,155
                                                   ------------   -------------------
                                                   ------------   -------------------

Redemptions may be subject to service charges, retained by the fund, in accordance with the following schedule:

                                                   PERCENTAGE OF
YEAR SINCE PURCHASE                                CASH PROCEEDS
-------------------------------------------------  -------------
Shares held for less than five years.............       1%
Shares held five years or longer.................      None

4. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) for the six months ended April 30, 1998 were as follows:

COST OF              PROCEEDS
  PURCHASES         FROM SALES
-----------------   ----------
$52,491,920.......  $4,430,169

5. CREDIT AGREEMENT

The trust, on behalf of the fund, together with other affiliated investment companies (the "funds"), entered into a revolving line of credit agreement (the "Agreement") on May 28, 1997, with unaffiliated lenders. The Agreement expired on May 27, 1998, however, the fund as party to the Agreement has extended the Agreement and will continue its participation therein for an additional 364 days until May 26, 1999. The maximum borrowing under the Agreement is $150,000,000. The purpose of the Agreement is to provide another alternative for settling large fund shareholder redemptions. Interest on any such borrowings outstanding will approximate market rates. The funds pay a commitment fee at an annual rate of 0.065% on the unused portion of the committed amount which is allocated to the funds in accordance with procedures established by their respective trustees or directors. The fund has not borrowed pursuant to the Agreement as of April 30, 1998.

J.P. MORGAN INSTITUTIONAL FUNDS

     PRIME MONEY MARKET FUND

     TREASURY MONEY MARKET FUND

     FEDERAL MONEY MARKET FUND

     TAX EXEMPT MONEY MARKET FUND

     SHORT TERM BOND FUND

     BOND FUND

     INTERNATIONAL BOND FUND

     GLOBAL STRATEGIC INCOME FUND

     TAX EXEMPT BOND FUND

     NEW YORK TOTAL RETURN BOND FUND

     CALIFORNIA BOND FUND: INSTITUTIONAL SHARES

     DIVERSIFIED FUND

     DISCIPLINED EQUITY FUND

     U.S. EQUITY FUND

     U.S. SMALL COMPANY FUND

     TAX AWARE DISCIPLINED EQUITY FUND:

       INSTITUTIONAL SHARES

     INTERNATIONAL EQUITY FUND

     EUROPEAN EQUITY FUND

     JAPAN EQUITY FUND

     INTERNATIONAL OPPORTUNITIES FUND

     EMERGING MARKETS EQUITY FUND


FOR MORE INFORMATION ON THE J.P. MORGAN
INSTITUTIONAL FUNDS, CALL J.P. MORGAN FUNDS
SERVICES AT (800) 766-7722.


J.P. MORGAN
INSTITUTIONAL
TAX AWARE
DISCIPLINED
EQUITY FUND


SEMI-ANNUAL REPORT
APRIL 30, 1998